Significant equity transactions and acquisitions	12 Months Ended
Dec. 31, 2016
Significant equity transactions and acquisitions
Significant equity transactions and acquisitions
5.	Significant equity transactions and acquisitions

Acquisition of Work It Out

In March 2014, the Group acquired 100% equity interest in Work It Out, a company incorporated in Hong Kong and specializing in the provision of advertising services, to expand its advertising services. The acquisition was individually insignificant.

Acquisition of additional interest in Target Net

In October 2012, the Group acquired a 20% interest in Target Net, an unlisted entity based in the PRC and involved in the provision of internet information distribution services. In July 2014, the Group acquired an additional 31% equity interest in Target Net, increasing its ownership interest to 51%. The Group acquired Target Net to expand its internet information distribution services.

This transaction was considered as a step acquisition under ASC 805 “Business Combinations”. A step acquisition gain of RMB53.6 million arising from revaluation of previously held equity interest was recognized in the investment income/(loss) in the consolidated statements of comprehensive income for the year ended December 31, 2014.

The total purchase consideration for acquiring Target Net was RMB157.2 million. Out of the total purchase consideration, the Group would pay in aggregate RMB50.0 million contingent upon Target Net meeting certain revenue and net profit targets for the years of 2014 and 2015. The Group measured the liability at an estimated fair value of RMB45.5 million as of the acquisition date, and remeasured to its estimated fair value of RMB47.8 million as of December 31, 2014 with the change recorded in earnings. In 2015, the Group paid out RMB20.0 million contingent consideration based on operating results of Target Net for the year, and the remaining contingent consideration was remeasured to RMB30.0 million as of December 31, 2015 which was fully paid out in 2016 based on operating results of Target Net for the year of 2015.

Acquisition of Beijing Runlin

In October 2014, the Group acquired 51% equity interest in Beijing Runlin, an unlisted entity based in the PRC and involved in the provision of solutions and applications to the customer relationship management (“CRM”) system to auto makers and dealers. The Group acquired Beijing Runlin to expand its CRM services.

The total purchase consideration for acquiring Beijing Runlin was RMB95.7 million. Out of the total purchase consideration, the Group would pay in aggregate RMB20.0 million contingent upon Beijing Runlin meeting certain revenue and net profit targets for the years from 2015 to 2017. The Group measured the liability at an estimated fair value of RMB15.7 million as of the acquisition date, and remeasured to RMB16.0 million as of December 31, 2014 with the change recorded in earnings. In 2015, the Group remeasured the contingent consideration to nil based on operating results of Beijing Runlin for the year and expected operating results for the following two years.

Acquisition of KKC

In April 2015 and September 2016, the Group acquired equity interest of KKC, an unlisted entity based in the PRC and involved in the used car business, in aggregate to approximately 54.8% on a fully diluted basis. Although holding the majority of equity interest, the Group did not obtain control over KKC due to the absence of the majority of voting power at the board of directors of KKC. In November 2016, the Group further acquired equity interest of KKC, increasing its equity interest to 49.7% of ordinary shares and approximately 74.8% on a fully diluted basis, and obtained control over KKC. The Group acquired KKC to expand its used car business.

The transaction in November 2016 was considered a step acquisition under ASC 805 “Business Combinations”. A step acquisition gain of RMB28.1 million arising from the revaluation of previously held equity interest was recognized in the investment income/(loss) in the consolidated statements of comprehensive income for the year ended December 31, 2016.

The fair values of the identifiable assets and liabilities as at the date of the acquisitions are summarized in the following table:

	Fair value recognized on acquisition
	2014	2015	2016
	RMB	RMB	RMB

Cash and cash equivalents	23,490	-	39,406
Property, plant and equipment, net	2,089	-	1,211
Intangible assets, net	214,333	-	63,922
Other assets	53,159	-	41,778
Current liabilities	(39,211)	-	(73,021)
Deferred tax liabilities	(46,850)	-	(15,977)
Net assets	207,010	-	57,319
Noncontrolling interests	(242,923)	-	(15,689)
Goodwill arising on acquisitions	289,936	-	115,848
Total	254,023	-	157,478

Cash considerations	131,185	-	20,366
Fair value of previously held equity interest	61,629	-	137,112
Contingent considerations	61,209	-	-
Total considerations	254,023	-	157,478

The goodwill represented expected synergies arising on acquisitions. The knowledge and expertise of employees is not separable. Therefore, it does not meet the criteria for recognition as intangible asset under ASC 350 “Intangibles – Goodwill and Other”. None of the goodwill recognized is expected to be deductible for income tax purposes. The intangible assets arising from the acquisition include customer relationship, software, contract backlog, and brand name. The estimated useful lives were described in Note 2 (o).

The noncontrolling interest has been recognized at fair value on the acquisition date.

Acquisition of previous joint venture

In May 2014, the Group set up a joint venture with several leading Chinese automobile dealers or service providers, to develop the used car business. The original registered capital of the joint venture was RMB100.0 million and the Group contributed RMB20.0 million to hold a 20% equity interest pursuant to the joint venture agreement. In May 2015, the shareholders of the entity agreed to reduce the registered capital to RMB30.0 million, in which the capital contributed by other shareholders was reduced to RMB10.0 million while the capital contributed by the Group remained. As a result, the Group held a 66.67% equity interest in the entity and obtained control. The fair value of the identifiable net assets as at the date of acquisition was approximately RMB30.0 million.

Neither the results of operations since the acquisition date nor the pro forma results of operations of the acquirees were presented because the effects of these business combinations, individually or in the aggregate, were not significant to the Group’s consolidated results of operations.

Transaction with JD.com, Inc. (“JD”) and Tencent Holdings Limited (“Tencent”)

On January 9, 2015, the Group entered into a share subscription agreement with JD.com, Inc. and JD.com Global Investment Limited (collectively as “JD”), together with Dongting Lake Investment Limited, a special purpose vehicle of Tencent Holdings Limited (collectively as “Tencent” together with Tencent Holdings Limited). On the same date, the Group entered into a business cooperation agreement with JD.com, Inc. Pursuant to the share subscription agreement and business cooperation agreement, JD invested RMB2.45 billion and certain resources to the Group and Tencent invested RMB919.1 million to the Group.

As consideration for the transaction, the Group issued 15,689,443 ordinary shares to JD, representing approximately 25% of the then outstanding ordinary shares on a fully diluted basis and 2,046,106 ordinary shares to Tencent, representing approximately 3.3% of the then outstanding ordinary shares on a fully diluted basis, upon the closing of the transaction on February 16, 2015.

Pursuant to the business cooperation agreement, the resources provided by JD include (a) an exclusive right to operate JD’s finished automobile business, which includes the sale of finished automobiles on JD Mall, Paipai.com, their respective mobile sites and JD’s mobile applications, as well as the provision of advertising services on JD’s finished car channels, in mainland China, (b) traffic supports including traffic generating from and advertising display on JD website and mobile applications, (c) general business cooperation such as big data capabilities and technology infrastructure. The term of the business cooperation is five years from April 9, 2015.

The general business cooperation as above (c) is not recognized as a separate intangible asset because such provisions only set out the general principal for the cooperation between the Group and JD with no specific deliverables provided to the Group. The amount recognized for the business cooperation agreement relates to the exclusive right to operate JD’s finished automobile business as above (a) and traffic support as above (b). The fair value was established using two forms of the income approach known as the excess earnings method and the cost saving method. The Group applied a discount rate of 16% for valuing the business cooperation agreement. The business cooperation is amortized on a straight-line basis over five years from April 9, 2015.

At the end of 2015, the Group recorded a write-down of assets amounting to RMB238.6 million for the business cooperation relating to resources to be provided through the channel of Paipai.com, as the Paipai.com business was terminated by JD.